UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

GLOBAL STAR ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41506	86-2508938
(Commission File Number)	(IRS Employer Identification No.)

1641 International Drive Unit 208

McLean, VA

22102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 703-790-0717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, one Redeemable Warrant, and one Right	GLSTU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	GLST	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	GLSTW	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common Stock	GLSTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed on a Form 8-K filed with the SEC on June 22, 2023, on June 15, 2023, Global Star Acquisition Inc. (the “Company”) and K Enter Holdings Inc., a Delaware corporation (the “K Enter”) executed of a definitive Merger Agreement (as amended by that certain First, Second, Third, and Fourth Amendment, the “Business Combination Agreement”).

Certain Related Agreements: PIPE Investment

On January 31, 2025, the Company entered into a securities purchase agreement (the “PIPE Securities Purchase Agreement”), with certain institutional and accredited investors (the “PIPE Investors”), pursuant to which the PIPE Investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to the PIPE Investors, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), promissory notes (the “PIPE Notes”) convertible into shares of Company common stock, par value $0.0001 per share (the financing under the PIPE Securities Purchase Agreement hereinafter referred to as the “PIPE Financing”) with an aggregate original principal amount of $4.5 million (the “Aggregate Closing PIPE Proceeds”). The PIPE Notes issued in the PIPE Financing were offered in a private placement under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the PIPE Subscription Agreements. In addition, the PIPE Investors shall receive approximately 900,000 shares of K Enter common stock from a K Enter shareholder, such shares shall be convertible into shares of Company common stock, par value $0.0001 per share.

The Aggregate Closing PIPE Proceeds will be a part of the aggregate cash proceeds available for release to the Company in connection with the transactions contemplated by the Business Combination Agreement. The PIPE Notes are convertible into shares of Common Stock, $0.0001 par value per share, at a price of $10.00 per share, to be adjusted downwardly as further described in the Form of Convertible Senior Unsecured Note, bear interest at 3.00% to be paid semi-annually, and mature on the thirty-sixth (36) month anniversary of the issuance date of the PIPE Notes.

Pursuant to the PIPE Securities Purchase Agreement, the PIPE Investors will enter into a registration rights agreement (the “PIPE Registration Rights Agreement”) at the closing of the transactions contemplated by the PIPE Securities Purchase Agreement (the “PIPE Closing”). Pursuant to the Registration Rights Agreement, the Company agrees to provide certain registration rights with respect to the shares of its Common Stock issuable upon conversion of the PIPE Notes in accordance with the terms of the PIPE Notes.

The foregoing description of the PIPE Securities Purchase Agreement, PIPE Notes, and PIPE Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of PIPE Securities Purchase Agreement, PIPE Notes, and PIPE Registration Rights Agreement, a copy of each is attached hereto as Exhibit 10.1, 10.2, and 10.3 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s ability to regain compliance Nasdaq Listing Rule; the Company’s intent to monitor its publicly held shares and take all reasonable measures available to the Company for continued listing on The Nasdaq Global Market; and the Company’s success in appealing any delisting determination.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s ability to regain compliance with the Nasdaq Listing Rule; and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 15, 2024, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Current Report on Form 8-K to reflect changes since the date of this Current Report on Form 8-K, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

10.1	PIPE Securities Purchase Agreement
10.2	PIPE Notes
10.3	PIPE Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Star Acquisition Inc.

Date: February 6, 2025	By:	/s/ Anthony Ang
Anthony Ang
Chief Executive Officer

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